Exhibit 99.C
Fourth Quarter 2007 Financial & Operational Update February 26, 2008

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2008 plan, including earnings and cash flow targets; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our E&P segment; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions; outcome of litigation; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices and basis differentials for oil, natural gas, and power and relevant basis spreads; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. Certain of the production information in this presentation include the production attributable to El Paso's 49 percent interest in Four Star Oil & Gas Company ("Four Star"). El Paso's Supplemental Oil and Gas disclosures, which are included in its Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by El Paso and not those of Four Star. Cautionary Note to U.S. Investors-The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosures regarding proved reserves in this presentation and the disclosures contained in our Form 10-K for the year ended December 31, 2006, File No. 001-14365, available by writing; Investor Relations, El Paso Corporation, 1001 Louisiana St., Houston, TX 77002. You can also obtain this form from the SEC by calling 1-800-SEC-0330. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, EBITDA, adjusted EPS, cash costs, and the required reconciliations under Regulation G, are set forth in this presentation or in the appendix hereto. El Paso defines Resource Potential as subsurface volumes of oil and natural gas the company believes may be present and eventually recoverable. The company utilizes a net, geologic risk mean to represent this estimated ultimate recoverable amount.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner the place to work the neighbor to have the company to own Our Vision & Values

2007 Highlights Fifth year of improved earnings Pipelines had an outstanding year EBIT up 7% Record backlog nearly $4 billion E&P delivered on promises Volumes up 8% Reserves up 18% Improved portfolio Improved cost structure Fifth year of balance sheet improvement ANR sale MLP IPO

6 a meaningful company delivering meaningful results Financial Results doing meaningful work

Financial Results EBIT Interest and debt expense Income (loss) before income taxes Income taxes (benefit) Income (loss) from continuing operations Discontinued operations, net of taxes Net income (loss) Preferred stock dividends Net income (loss) available to common stockholders Diluted EPS from continuing operations Diluted EPS from discontinued operations Total diluted EPS Diluted shares (millions) $ 249 (287) (38) (23) (15) (151) (166) 9 $ (175) $ (0.03) (0.22) $(0.25) 693 2006 Three Months Ended December 31, $ 483 (252) 231 71 160 - 160 9 $ 151 $ 0.21 - $ 0.21 759 2007 $ Millions, Except EPS

Items Impacting 4Q 2007 Results Continuing operations Adjustments* Change in fair value of power contracts Change in fair value of production-related derivatives Brazilian power impairments Adjusted diluted EPS-continuing operations $ 231 $ 34 26 8 Pre-tax $ 160 $ 22 17 8 After-tax $ 0.21 0.03 0.02 0.01 $ 0.27 Diluted EPS $ Millions, Except EPS *All adjustments except the Brazilian power impairments assume a 36% tax rate

Business Unit Contribution Core Businesses Pipelines Exploration & Production Core Businesses Total Other Businesses Marketing Power Corporate & Other Total Adjusted Pipeline EBITDA for 50% Citrus* Adjusted Core Businesses EBITDA Total* Three Months Ended December 31, 2007 $ 308 263 $571 (64) (4) (20) $ 483 Cash Capex EBIT DD&A $ 94 227 $321 1 - 4 $ 326 $ 339 357 $696 - - 18 $ 714 $ Millions $ 402 490 $892 (63) (4) (16) $ 809 $ 430 $ 920 EBITDA *Appendix includes details on non-GAAP terms

Financial Results EBIT Interest & debt expense Income before income taxes Income taxes (benefit) Income from continuing operations Discontinued operations, net of taxes Net income Preferred stock dividends Net income available to common stockholders Diluted EPS from continuing operations Diluted EPS from discontinued operations Total diluted EPS Diluted shares (millions) $ 1,750 (1,228) 522 (9) 531 (56) 475 37 $ 438 $ 0.72 (0.08) $ 0.64 739 2006 Twelve Months Ended December 31, 2007 $ Millions, Except EPS $ 1,652 (994) 658 222 436 674 1,110 37 $ 1,073 $ 0.57 0.96 $ 1.53 699

Items Impacting 2007 Results Continuing operations Adjustments1 Debt repurchase costs Brazilian power impairments Change in fair value of production-related derivatives Change in fair value of power contracts Case Corporation indemnity Crude oil trading liability Effect of increase in number of diluted shares2 Adjusted diluted EPS-continuing operations $ 658 $ 291 72 89 77 11 (77) Pre-tax $ 436 $ 186 72 57 49 7 (49) After-tax $ 0.57 0.27 0.10 0.08 0.07 0.01 (0.07) (0.03) $ 1.00 EPS $ Millions, Except EPS 1All adjustments except Brazilian power impairments assume a 36% tax rate 2Adjustments to pro forma net income of $758 MM which results in changes to dilutive shares from 699 MM to 757 MM

Business Unit Contribution Core Businesses Pipelines Exploration & Production Core Businesses Total Other Businesses Marketing Power Corporate & Other Debt repurchase costs Other Total Adjusted Pipeline EBITDA for 50% Citrus* Adjusted Core Businesses EBITDA Total* Twelve Months Ended December 31, 2007 Cash Capex EBIT DD&A $ 1,059 2,613 $3,672 - - - 20 $ 3,692 $ Millions EBITDA $ 1,638 1,689 $3,327 (199) (36) (291) 27 $ 2,828 $ 1,769 $ 3,458 *Appendix includes further details on non-GAAP terms Note: Cash basis for PP&E and investment expenditures $ 1,265 909 $2,174 (202) (37) (291) 8 $1,652 $ 373 780 $1,153 3 1 - 19 $ 1,176

Cash Flow Summary $ 436 1,712 2,148 (310) 1,838 (33) $ 1,805 $ 2,495 $ 1,197 $ 149 Income from continuing operations Non-cash adjustments Subtotal Working capital changes and other* Cash flow from continuing operations Discontinued operations Cash flow from operations Capital expenditures Acquisitions Dividends paid 2007 Twelve Months Ended December 31, $ Millions $ 531 1,119 1,650 174 1,824 279 $ 2,103 $2,164 $ - $ 145 2006 *Includes return of margin collateral of $90 MM in 2007 and $896 MM in 2006

Marketing Financial Results Strategic Change in fair value of production-related derivatives Other Change in fair value of natural gas derivative contracts Change in fair value of power contracts Settlements, demand charges, and other Operating expenses and other income Other Total EBIT $ (26) (5) (34) 6 (5) (38) $ (64) Three Months Ended December 31, 2007 2006 $ 13 (6) 7 (190) (8) (197) $ (184) $ Millions $ (89) (31) (77) (22) 17 (113) $ (202) Twelve Months Ended December 31, 2007 2006 $ 269 (163) 71 (235) (13) (340) $ (71) EBIT 14

PJM Volatility Mitigation El Paso required to deliver power from western PJM to eastern PJM through 2016 Price of energy hedged in 2005 $100 MM loss in 2007 primarily due to: Change in FMV of capacity contract (^ $75 MM) Basis movements, discount rate and other (^ $25 MM) Working to hedge capacity price exposure

2008 Natural Gas and Oil Hedge Positions 0.9 MMBbls $57.03 ceiling/ $55.00 floor Balance at Market Price Ceiling Floors 3.7 MMBbls Average cap $81.44/Bbl 3.7 MMBbls Average floor $80.94/Bbl Note: See full Production-Related Derivative Schedule in Appendix 2008 Gas 2008 Oil 188 TBtu Average cap $10.21/MMBtu 155 TBtu $10.75 ceiling/ $8.00 floor 33 TBtu $7.65 fixed price 188 TBtu Average floor $7.94/MMBtu Ceiling Floors Positions as of February 22, 2008 (Contract Months January 2008 - Forward) 2.8 MMBbls $89.58 fixed price 16

Improved Financial Strength Proforma Total Debt 2003 2004 2005 2006 2003 2004 2005 2006 2007 Cont 22282 19196 18234 15430 12814 $18,234 $15,430 $22,282 2007 $12,814 $19,196 Four consecutive years of debt reduction Debt down 17% vs. 2006 Interest expense down approximately $300 million vs. 2006 Note: debt and interest expense include discontinued operations and assets held for sale

Pipeline Group 18 a meaningful company delivering meaningful results doing meaningful work

Highlights Favorable 4Q and 2007 EBIT 2% increase from 4Q 2006 7% increase from 2006 Throughput increased 7% from 2006 WIC Kanda project placed in-service Completed Gulf LNG acquisition (50%) Signed PA to support FGT Phase VIII expansion Committed backlog approaching $4 billion

Note: Amounts do not include ANR and related assets which were sold 2/22/07 *Includes hurricane-related capital, net of proceeds, of $2 MM in 4Q 2007 and $27 MM in 4Q 2006 and $34 MM in 2007 and $224 MM in 2006 Pipeline Group Financial Results EBIT before minority interest Less minority interest EBIT Capital expenditures* Total throughput (BBtu/d) Majority owned Equity investments Total throughput Three Months Ended December 31, 2007 2006 $ 311 3 308 $ 339 17,065 1,732 18,797 $ 302 - 302 $ 331 15,405 1,587 16,992 $ 1,268 3 1,265 $ 1,059 16,397 1,734 18,131 $ 1,187 - 1,187 $ 1,025 15,307 1,705 17,012 Twelve Months Ended December 31, 2007 2006 $ Millions

Continued Throughput Increase YTD T-put 14 0 8 8 TGP Power loads SNG 8% 14% EPNG CIG Rockies supply, expansions, colder weather 7% overall increase % Increase 2007 vs. 2006 8% Power loads, Independence Hub Unchanged Note: CIG includes Colorado Interstate Gas, Cheyenne Plains and Wyoming Interstate EPNG includes El Paso Natural Gas and Mojave

CIG High Plains Pipeline $196 MM (100%) November 2008 900 MMcf/d TGP Carthage Expansion $39 MM May 2009 100 MMcf/d TGP Essex-Middlesex $76 MM Nov 2008 82 MMcf/d SNG South System III/ SESH Phase II $286 MM/ $33 MM 2010-2012 375 MMcf/d/ 360MMcfd Elba Expansion III & Elba Express $1.1 Billion 2010-2013 1.2 Bcf/d SNG Cypress Phase II & III $20 MM/$82 MM May 2008/ Jan 2011 114 MMcf/d/ 161 MMcf/d CIG Totem Storage $120 MM (100%) July 2009 200 MMcf/d WIC Piceance Lateral $62 MM 4Q 2009 219 MMcf/d SNG SESH -Phase I $137 MM Jun 2008 140 MMcf/d El Paso El Paso Pipeline Partners TGP Concord $21 MM Nov 2009 30 MMcf/d Gulf LNG $1.1 Billion (100%) Oct 2011 1.3 Bcf/d CP Coral Expansion $23 MM July 2008 70 MMcf/d Committed Growth Backlog Approaching $4 Billion WIC Medicine Bow Expansion $32 MM July 2008 330 MMcf/d FGT Phase VIII Expansion $2+ Billion (100%) 2011 0.8 Bcf/d $1.7 0.8 1.4 $3.9 Contractor Customer El Paso $ Billion Primary Party At-Risk for Capex Note: El Paso Pipeline Partners owns 10% of SNG and CIG 22

Completed Gulf LNG Acquisition (50%) SC FL GA $1.1 Billion (100%); 50% EP $870 MM non-recourse financing completed 1.3 Bcf/d base sendout Fully contracted with Angola LNG and ENI EPC with Aker-Kvaerner 2011 In-service AL SNG Elba Island LNG TGP Gulf LNG FGT

Committed to FGT Phase VIII Expansion FL GA AL $2+ billion (100%) 50% EP, 50% SUG 500 miles 0.8 Bcf/d capacity PA with FPL for 0.4 Bcf/d for 25-year term 2011 in-service Proposed Pipeline Expansion FGT

Large Projects Under Development Ruby Project $2+ billion (100%) 1.2 Bcf/d capacity 2011 In-service PAs with PG&E & 2 others for 650 MMcf/d Joint ownership with PG&E Corp. Northeast Passage $2+ billion (100%) 1.1 Bcf/d capacity 2011 In-service Joint development with Equitable Not included in backlog Potential $4+ billion capex (100%) Estimate $2+ billion El Paso's share

Pipeline Summary Excellent 2007 performance High-quality, committed growth backlog Approaching $4 billion Focus on project execution Long-term EBIT growth expectation 6%-8% Higher with continued success

Exploration & Production 27 a meaningful company doing meaningful work delivering meaningful results

2007 Accomplishments Delivered on 2007 commitments Production at high end of guidance and 8% over prior year Capital on target Cash costs within guidance 18% reserve growth Reserve replacement ratio more than 250% Reserve replacement costs of $3.55/Mcfe Domestic reserve replacement costs of $3.26/Mcfe Brazil exploration success Portfolio high grade progressing Note: Production includes our proportionate share of Four Star

E&P Results EBIT Capital expenditures Acquisition capital Additional investment in Four Star Production (MMcfe/d) Consolidated volumes Four Star volumes Production costs ($/Mcfe)1 General & administrative expenses ($/Mcfe) Taxes other than production & income ($/Mcfe) Total cash costs ($/Mcfe)2 $ 909 $ 1,425 $ 1,178 $ 27 862 792 70 $ 1.19 0.64 0.05 $ 1.88 2006 2007 Twelve Months Ended December 31, $ 640 $ 1,201 $ - $ - 798 730 68 $ 1.24 0.59 0.03 $ 1.86 $ Millions 1Includes direct lifting costs and production-related taxes 2Excludes costs and production associated with equity investment in Four Star $ 263 $ 341 $ 24 $ - 924 847 77 $ 1.22 0.57 0.04 $ 1.83 2006 2007 Three Months Ended December 31, $ 137 $ 347 $ - $ - 830 762 68 $ 1.36 0.50 0.05 $ 1.91

FY 2006 FY 2007 Onshore 95 88 TGC 29 31 GOM/SLA 59 64 International 3 5 4Q 2006 4Q 2007 Onshore 112 89 TGC 24 33 GOM/SLA 50 57 International 5 4 Peoples 0 Cash Costs $/Mcfe $1.12 $0.89 $0.24 $0.50 $0.05 $0.33 $0.57 $0.04 $0.95 $0.88 $0.29 $0.59 $0.03 $0.31 $0.64 $0.05 $1.86 $1.88 $1.83 $1.91 4Q 2006 4Q 2007 FY 2006 FY 2007 Direct Lifting Costs Production Taxes General & Administrative Taxes Other Than Production & Income 7% decrease in Direct Lifting Costs 21% decrease in Direct Lifting Costs

97% Drilling Success Rate High Med Low PC > 80% Low Risk Domestic Development Risk 2007 Gross Wells Completed PC < 40% High Impact Exploration PC 40%-80% Medium Risk Development and Exploration Actual Success Rate Success rate by division Onshore 99% Texas Gulf Coast 92% Gulf of Mexico 46% International 100% 6 29 568 603 50% 76% 99% 97%

FY 2006 FY 2007 Onshore 413 482 TGC 187 254 GOM/SLA 174 175 International 24 13 Peoples 17 4Q 2006 4Q 2007 Onshore 422 443 TGC 182 225 GOM/SLA 209 174 International 17 13 Peoples 69 Solid Production Growth Note: Includes proportionate share of Four Star equity volumes MMcfe/d Full year production 845 MMcf/d excluding Peoples 422 443 182 209 17 225 174 13 69 413 435 187 174 24 205 191 14 17 798 862 924 830 Onshore TGC GOM/SLA International Peoples 4Q 2006 4Q 2007 FY 2006 FY 2007

2007 YE Proved Reserves-3.1 Tcfe 2006 2007 2.6 3.1 2.6 3.1 Note: Includes proportionate share of Four Star TGC Intl GOM Onshore 550 247 269 2043 Int'l 247 Bcfe 8% TGC 550 Bcfe 18% GOM 269 Bcfe 9% Onshore 2,043 Bcfe 65% 72% of reserves proved developed Solid Growth Onshore & TGC 18% Reserve Growth

Significant Undrilled Inventory PUD* Unconvential (Coal Seam) Conventional Low Risk Conventional High Risk 869 Risked 869 495 1460 835 Unrisked 530 2130 3400 PUD* Unconventional Raton, Arkoma, Black Warrior, New Albany Conventional Low-Risk Arklatex, Rockies, TGC, Brazil Conventional Higher-Risk GOM, TGC, Int'l Exploration, Brazil, Egypt 869 495 530 1,460 2,130 835 3,400 Non-Proved Risked Unrisked *Includes proportionate share of Four Star Resource Potential (Bcfe) 6.1 Tcfe unrisked non-proved resources 2.8 Tcfe risked non-proved resources Risked resources grew 12% in 2007 Excludes domestic divestiture properties 34

Divestiture Update Brazil negotiations ongoing Three agreements signed for Onshore and TGC properties $517 MM in consideration 191 Bcfe in proved reserves Expect to close by March 31, 2008 GOM agreement in negotiations

E&P Summary Successfully delivered on 2007 objectives Achieved production growth and cost targets High grading portfolio to improve overall performance Established significant capital program in 2008 $1.7 billion with majority focused Onshore, low risk programs Brazil capital shifts to two high-impact developments Improved visibility to long term growth Expect 8%-12% CAGR of production long term Continued improvement in cost structure E&P moving towards top-tier performance

2008 Outlook Expect sixth year of improved earnings Multi-year growth in two core businesses 6%-8% in pipes with upside 8%-12% volume growth in E&P New growth story with El Paso Pipeline Partners

Fourth Quarter 2007 Financial & Operational Update February 26, 2008

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non- GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are attached. Additional detail regarding non-GAAP financial measures can be reviewed in El Paso's full operating statistics, which will be posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; and (iii) interest and debt expense. The company excludes interest and debt expense so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. EBITDA is defined as EBIT excluding depreciation, depletion and amortization. El Paso's business operations consist of both consolidated businesses as well as investments in unconsolidated affiliates. As a result, the company believes that EBIT and EBITDA, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. Exploration and Production per-unit total cash costs or cash operating costs equal total operating expenses less DD&A and cost of products and services divided by total production. Adjusted EPS is earnings per share from continuing operations excluding Brazilian power impairments, Case Corporation indemnity, crude oil trading liability, debt repurchase costs, changes in fair value of power contracts, and changes in fair value of production-related derivatives in our Marketing segment. It is useful in analyzing the company's on- going earnings potential. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP operating measurements.

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2007 Analysis of Working Capital and Other Changes $ 90 109 (178) 64 (372) (23) $ (310) Margin collateral Changes in price risk management activities Settlements of derivative instruments Net changes in trade receivable/payable Settlement of liabilities Other Total working capital changes & other Twelve Months Ended December 31, 2007 $ Millions 43

Reconciliation of EBIT/EBITDA EBITDA Less: DD&A EBIT Interest and debt expense Income before income taxes Income taxes Income from continuing operations Discontinued operations, net of taxes Net Income Preferred stock dividends Net income available to common stockholders $ 2,828 1,176 1,652 (994) 658 222 436 674 1,110 37 $ 1,073 $ Millions $ 809 326 483 (252) 231 71 160 - 160 9 $ 151 Twelve Months Ended December 31, 2007 Three Months Ended December 31, 2007 44

Reconciliation of Adjusted Pipeline EBITDA $ 16 13 9 7 (1) $ 44 $ 402 44 16 $ 430 $ 954 Citrus equity earnings 50% Citrus DD&A 50% Citrus interest 50% Citrus taxes Other* 50% Citrus EBITDA El Paso Pipeline EBITDA Add: 50% Citrus EBITDA Less: Citrus equity earnings Adjusted Pipeline EBITDA Citrus debt at December 31, 2007 (50%) $ Millions Twelve Months Ended December 31, 2007 Three Months Ended December 31, 2007 *Other represents the excess purchase price amortization and differences between the estimated and actual equity earnings on our investment $ 81 50 37 46 (2) $ 212 $ 1,638 212 81 $ 1,769 45

Reconciliation of Adjusted EBITDA $ Millions $ 892 402 430 $ 920 Core businesses total EBITDA Less: El Paso Pipeline EBITDA Add: Adjusted Pipeline EBITDA Adjusted core businesses EBITDA total Twelve Months Ended December 31, 2007 Three Months Ended December 31, 2007 $ 3,327 1,638 1,769 $ 3,458 46

Debt and Interest Reconciliation Debt-as presented in most recent Form 10-K Debt-discontinued operations & assets held for sale ANR Power Petroleum Markets Interest expense-as reported Interest expense-discontinued operations ANR Power Proforma interest expense $ 21,732 174 376 $ 22,282 2003 2004 $ 19,196 $ 19,196 $ Millions $ 17,266 743 225 $ 18,234 $ 1,228 65 14 $ 1,307 2005 2006 $ 14,689 741 $ 15,430 $ 994 10 $ 1,004 2006 2007 Proforma debt

E&P Cash Costs Total operating expense Depreciation, depletion and amortization Costs of products & services Per unit cash costs* Total equivalent volumes (MMcfe)* $ 393 (227) (24) 77,914 $ 5.04 (2.91) (0.30) $ 1.83 Total ($ MM) Per Unit ($/Mcfe) 4Q 2007 $ 335 (180) (20) 70,142 $ 4.78 (2.58) (0.29) $ 1.91 Total ($ MM) Per Unit ($/Mcfe) 4Q 2006 *Excludes volumes and costs associated with equity investment in Four Star $ 1,229 (645) (87) $ 4.61 (2.42) (0.33) $1.86 Total ($ MM) Per Unit ($/Mcfe) 266,518 FY 2006 $ 1,414 (780) (92) 289,242 $ 4.89 (2.70) (0.31) $ 1.88 Total ($ MM) Per Unit ($/Mcfe) FY 2007 48

Production-Related Derivative Schedule Note: Positions are as of February 22, 2008 (contract months: January 2008-forward) Designated-EPEP Fixed price-Legacy Fixed price Ceiling Floor Economic-EPEP Fixed price Ceiling Floor Economic-EPM Ceiling Floor Avg. ceiling Avg. floor Designated-EPEP Fixed price Economic-EPM Ceiling Floor Avg. ceiling Avg. floor 4.6 21.0 121.1 121.1 7.3 33.8 33.8 187.8 187.8 2.79 0.93 0.93 3.70 3.70 $ 3.42 $ 8.37 $ 10.84 $ 8.00 $ 8.24 $ 10.43 $ 8.00 $ 10.21 $ 7.94 $ 89.58 $ 57.03 $ 55.00 $ 81.44 $ 80.94 4.6 16.8 16.8 21.4 21.4 $ 3.56 $ 8.75 $ 6.00 $ 7.63 $ 5.48 4.6 4.6 4.6 $ 3.70 $3.70 $ 3.70 2008 Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) 2009 Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) 2010 Notional Volume (MMBbls) Avg. Hedge Price ($/Bbl) 2008 Natural Gas Crude Oil 6.8 6.8 6.8 $ 3.88 $ 3.88 $ 3.88 Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) 2011-2012

YE 2007 Reserve Highlights 1 Excluding Four Star 2 HH = $5.64/MMBtu, WTI = $61.05/Bbl 3 HH = $6.80/MMBtu, WTI = $95.98/Bbl Bcfe Beginning balance 1/1/072 Production Extensions and discoveries Sale of reserves in place Purchases of reserves in place Performance revisions Price revisions Ending balance 12/31/073 Reserve Replacement Ratio = Sum of Reserve Additions (B,C,D,E)/Production (A) Reserve additions Production Reserve replacement ratio Reserve Replacement Costs = Total Oil & Gas Capital Costs/Sum of Reserve Additions (B,C,D,E) Oil & gas capital costs Reserve Additions Reserve replacement costs A B C D E 2,168 (284) 341 (2) 357 (17) 43 2,606 724 284 255% 2,359 724 $ 3.26 247 (5) - - - 5 - 247 5 5 100% 230 5 $ 43.92 2,415 (289) 341 (2) 357 (12) 43 2,853 729 289 252% 2,589 729 $ 3.55 Domestic1 International Total Company